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                                                                     EXHIBIT 24
                                                                     ----------

                               POWER OF ATTORNEY

   Whereas, Burlington Northern Santa Fe Corporation, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1998; and

   Whereas, the undersigned serve the Company in the capacity indicated;

   Now, Therefore, the undersigned hereby constitutes and appoints Denis E. Springer and Jeffrey R. Moreland, his or her attorney with full power to act for him or her in his or her name, place and stead, to sign his or her name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

   In Witness Whereof, this Power of Attorney has been executed by the undersigned this 18th day of March, 1999.

      /s/ Joseph F. Alibrandi                     /s/ Jack S. Blanton
_____________________________________     _____________________________________
   Joseph F. Alibrandi, Director                Jack S. Blanton, Director

         /s/ John J. Burns                       /s/ George Deukmejian
_____________________________________     _____________________________________
    John J. Burns, Jr., Director               George Deukmejian, Director

        /s/ Robert D. Krebs                       /s/ Bill M. Lindig
_____________________________________     _____________________________________
Robert D. Krebs, Chairman, President            Bill M. Lindig, Director
  and Chief Executive Officer, and
              Director                            /s/ Roy S. Roberts
                                          _____________________________________
       /s/ Vilma S. Martinez                    Roy S. Roberts, Director
_____________________________________
     Vilma S. Martinez, Director                   /s/ Arnold R. Weber
                                          _____________________________________
        /s/ Marc J. Shapiro                     Arnold R. Weber, Director
_____________________________________
      Marc J. Shapiro, Director                  /s/ J. Steven Whisler
                                          _____________________________________
        /s/ Robert H. West                     J. Steven Whisler, Director
_____________________________________
      Robert H. West, Director                    /s/ Ronald B. Woodard
                                          _____________________________________
    /s/ Edward E. Whitacre, Jr.                Ronald B. Woodard, Director
_____________________________________
  Edward E. Whitacre, Jr., Director

       /s/ Michael B. Yanney
_____________________________________
     Michael B. Yanney, Director